UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2010

PERRIGO COMPANY

(Exact Name of Registrant as Specified in Charter)

MICHIGAN	0-19725	38-2799573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan		49010
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (269) 673-8451

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 5, 2010, Perrigo Company (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the April 30, 2010 consummation of the acquisition by the Company of PBM Holdings, Inc. (“Holdings”) and PBM Nutritionals, LLC (“Nutritionals” and together with Holdings, “PBM”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of PBM and to present certain unaudited pro forma financial statements in connection with the Company’s acquisition of PBM, which financial statements and unaudited pro forma information are filed as exhibits hereto.

ITEM 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited combined balance sheet of PBM as of December 31, 2009, the related combined statements of income, members’ equity and stockholders’ deficit and comprehensive income, and cash flows for the year ended December 31, 2009, the Notes to Combined Financial Statements and the Independent Auditors’ Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of, and for the six months ended December 26, 2009 and for the fiscal year ended June 27, 2009, giving effect to the Company’s acquisition of PBM, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

23	Consent of Independent Auditors.

99.1	Audited combined balance sheet of PBM as of December 31, 2009, the related combined statements of income, members’ equity and stockholders’ deficit and comprehensive income, and cash flows for the year ended December 31, 2009, the Notes to Combined Financial Statements and the Independent Auditors’ Report.

99.2	Unaudited pro forma condensed combined financial information of the Company as of, and for the six months ended December 26, 2009 and for the fiscal year ended June 27, 2009, giving effect to the Company’s acquisition of PBM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY
(Registrant)

Date: June 30, 2010

	By:	/s/ Todd W. Kingma
	Name:	Todd W. Kingma
	Title:	Executive Vice President, General Counsel and Secretary

S-1

EXHIBIT INDEX

23	Consent of Independent Auditors.

99.1	Audited combined balance sheet of PBM as of December 31, 2009, the related combined statements of income, members’ equity and stockholders’ deficit and comprehensive income, and cash flows for the year ended December 31, 2009, the Notes to Combined Financial Statements and the Independent Auditors’ Report.

99.2	Unaudited pro forma condensed combined financial information of the Company as of, and for the six months ended December 26, 2009 and for the fiscal year ended June 27, 2009, giving effect to the Company’s acquisition of PBM.

E-1